UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report

October 27, 2004

(Date of earliest event reported)

Levitt Corporation

(Exact name of registrant as specified in its Charter)

Florida	001-31931	11-3675068

(State or other jurisdiction of incorporation or organization	(Commission File Number)	(IRS Employer Identification No.)

1750 East Sunrise Blvd., Ft. Lauderdale, Florida		33304

(Address of principal executive offices)		(Zip Code)

(954) 760-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     The information in this report (including Exhibit 99.1 and Exhibit 99.2) is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 2.02. Results of Operations and Financial Condition

     On October 27, 2004, Levitt Corporation issued a press release announcing its financial results for the quarter and nine months ended September 30, 2004. The press release and accompanying financial tables and supplemental information are attached hereto as Exhibit 99.1 and Exhibit 99.2, and are incorporated herein by reference.

Exhibit	Description

99.1	Press release dated October 27, 2004
99.2	Financial tables and supplemental information

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEVITT CORPORATION
By:	/s/ GEORGE P. SCANLON
George P. Scanlon
Executive Vice President - Chief Financial Officer

Dated: October 28, 2004